UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 16, 2021
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Notes Offering

On June 16, 2021, HP Inc. (the “Company” or “HP”) closed its offering of $1,000,000,000 aggregate principal amount of 1.450% senior notes due 2026 (the “2026 Notes”) and $1,000,000,000 aggregate principal amount of 2.650% senior notes due 2031 (the “2031 Notes” and, together with the 2026 Notes, the “Notes”). The Notes were sold under a purchase agreement, dated as of June 7, 2021, entered into by and among the Company and each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”).

The Notes were issued pursuant to the Indenture, dated as of June 17, 2020 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated June 16, 2021 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States or to any U.S. Persons absent registration or an applicable exemption from registration requirements.

The Base Indenture and the First Supplemental Indenture (including the form of Notes attached thereto), copies of which are filed herewith as Exhibit 4.1 and Exhibit 4.2 respectively, are incorporated herein by reference.

Registration Rights Agreement

On June 16, 2021, HP entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchasers. Pursuant to the Registration Rights Agreement, HP has agreed to use commercially reasonable efforts to (i) file a registration statement with respect to a registered exchange offer to exchange the Notes for new notes with terms substantially identical to the Notes, (ii) cause the registration statement to be declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended and (iii) to consummate the exchange offer on or before the 366th day after June 16, 2021, the date the Notes were issued.

A copy of the Registration Rights Agreement is filed herewith as Exhibit 4.3 and is incorporated herein by reference.

Forward-looking statements

This document contains forward-looking statements within the meaning of the federal securities laws. Any such statements involve risks, uncertainties, and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies, and objectives of the Company for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing and other risks that are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2020, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2021 and April 30, 2021, and the Company’s other filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
4.1
Base Indenture, dated as of June 17, 2020, between HP Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on June 17, 2020)

4.2	First Supplemental Indenture, dated as of June 16, 2021, between HP Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.3
Registration Rights Agreement, dated as of June 16, 2021, by and among HP Inc. and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers of the Notes

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: June 17, 2021	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Assistant Secretary